OMNIBUS MODIFICATION OF LOAN DOCUMENTS AGREEMENT

THIS OMNIBUS MODIFICATION OF LOAN DOCUMENTS AGREEMENT (this "Modification Agreement") made this 15 day of June, 2006, by and between **SMITH-MIDLAND CORPORATION,** a Virginia corporation, hereinafter called the "Borrower", and **GREATER ATLANTIC BANK,** hereinafter called the "Bank".

WHEREAS, simultaneously herewith, the Bank and the Borrower are entering into a $365,000.00 term loan (the "Term Loan"), $500,000.00 vehicle line of credit loan (the "Vehicle Line"), and $1,500,000.00 working capital line of credit loan (the "Working Capital Line")(collectively, the Term Loan, the Vehicle Line and Working Capital Line are herein referred to as the "Loans"); and,

WHEREAS, the Borrower and certain related parties entered into the following documents, all of even date herewith, evidencing, guaranteeing and/or securing the Loans, and all of which, together with any other documents evidencing, guaranteeing and/or securing the Loans, are hereinafter referred to as the "Loan Documents":

$365,000.00 TERM LOAN:

1. Signed Commitment Letter
2. Note
3. Agreement to Provide Insurance
4. Commercial Security Agreement
5. Financing Statement
6. Commercial Loan Agreement and Addendum
7. Guaranty By Corporation (Concrete Safety Systems, Inc., a Virginia corporation)
8. Guaranty By Corporation (Smith-Midland Corporation, a Delaware corporation)
9. Guaranty By Corporation (Smith-Carolina Corporation, a North Carolina corporation)
10. Guaranty By Corporation (Easi-Set Industries, Inc., a Virginia corporation)
11. Guaranty By Corporation (Midland Advertising & Design, Inc., a Virginia corporation)

$500,000.00 VEHICLE LINE:

12. Signed Commitment Letter
13. Commercial Security Agreement
14. Financing Statement
15. Agreement to Provide Insurance
16. Commercial Loan Agreement and Addendum
17. Guaranty By Corporation (Midland Advertising & Design, Inc., a Virginia corporation)
18. Guaranty By Corporation (Easi-Set Industries, Inc., a Virginia corporation)

19. Guaranty By Corporation (Smith-Carolina Corporation, a North Carolina corporation)
20. Guaranty By Corporation (Smith-Midland Corporation, a Delaware corporation)
21. Guaranty By Corporation (Concrete Safety Systems, Inc., a Virginia corporation)

$1,500,000.00 WORKING CAPITAL LINE:

22. Signed Commitment Letter
23. Note
24. Commercial Security Agreement
25. Financing Statement
26. Agreement to Provide Insurance
27. Commercial Loan Agreement and Addendum
28. Guaranty By Corporation (Midland Advertising & Design, Inc., a Virginia corporation)
29. Guaranty By Corporation (Easi-Set Industries, Inc., a Virginia corporation)
30. Guaranty By Corporation (Smith-Carolina Corporation, a North Carolina corporation)
31. Guaranty By Corporation (Smith-Midland Corporation, a Delaware corporation)
32. Guaranty By Corporation (Concrete Safety Systems, Inc., a Virginia corporation)

DOCUMENTS APPLICABLE TO ALL THREE LOANS:

33. Corporate Authorization Resolution (Smith-Midland Corporation, a Delaware corporation)
34. Corporate Authorization Resolution (Concrete Safety Systems, Inc., a Virginia corporation)
35. Corporate Authorization Resolution (Smith-Midland Corporation, a Virginia corporation)
36. Corporate Authorization Resolution (Smith-Carolina Corporation, a North Carolina corporation)
37. Corporate Authorization Resolution (Easi-Set Industries, Inc., a Virginia corporation)
38. Corporate Authorization Resolution (Midland Advertising & Design, Inc., a Virginia corporation)

WHEREAS, the parties hereto desire to modify the Loan Documents as hereinafter set forth.

NOW, THEREFORE, THIS OMNIBUS MODIFICATION OF LOAN DOCUMENTS AGREEMENT,

W I T N E S S E T H

that for and in consideration of the premises and other good and valuable considerations, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree that the Loan Documents are hereby amended as follows:

1. The foregoing recitals and definitions are incorporated herein by this reference.

2. All references herein to the "Guarantors" shall hereafter mean Smith-Midland Corporation, a Delaware corporation, Smith-Carolina Corporation, a North Carolina corporation, Midland Advertising & Design, Inc., a Virginia corporation, Concrete Safety Systems, Inc., a Virginia corporation, and Easi-Set Industries, Inc., a Virginia corporation, and any reference herein to a "Guarantor" shall hereafter mean one of the aforesaid Guarantors. Further, it is understood by all parties that Smith-Midland Corporation, a Delaware corporation, it the parent company, and owner of all the stock in, the Borrower and all of the other Guarantors.

3. Notwithstanding anything to the contrary contained in the Loan Documents, neither the Borrower nor any Guarantor shall be deemed in default if it cures any event of default that can be cured by the payment of money, within ten (10) days after written notice thereof from the Bank.

4. Notwithstanding anything to the contrary contained in the Loan Documents, neither the Borrower nor any Guarantor shall be deemed in default if it cures any event of default other than a default that can be cured by the payment of money, within fifteen (15) days after written notice thereof from the Bank (unless a longer period is specifically provided for such an event of default in the Loan Documents.).

5. Notwithstanding anything to the contrary contained in the Loan Documents, neither the Borrower nor any Guarantor shall be deemed in default under the terms of the Loan Documents as a result of the occurrence of a default under the terms of, or an acceleration of, any other instrument or writing evidencing a debt of the Borrower or such Guarantor to someone other than the Bank, or the entry of a judgmnt relating thereto, if such debt or judgment is in an amount of $250,000.00 or less.

6. Notwithstanding anything to the contrary contained in the Loan Documents, neither the Borrower nor any Guarantor shall be deemed in default under the terms of the Loan Documents as a result of a default by the Borrower or any of the Guarantors under the terms of the applicable Loan Documents unless such default is a material default, in the reasonable judgment of the Bank.

7. Notwithstanding anything to the contrary contained in the Loan Documents, neither the Borrower nor any Guarantor shall be deemed to have waived its right to receive notice from the Bank in any circumstance where the Borrower or such Guarantor is otherwise entitled to any such notice.

8. Notwithstanding anything to the contrary contained in the Loan Documents, neither the Borrower nor any Guarantor shall be deemed to have waived its right to trial by jury.

9. Notwithstanding anything to the contrary contained in the Loan Documents, neither the Borrower nor any Guarantor agrees to a judgment by confession against it.

10. Notwithstanding anything to the contrary contained in the Loan Documents, the enforcement of the Bank's rights and the Borrower's (and the Guarantors') obligations set for therein may be limited by general principles of equity.

11. Notwithstanding anything to the contrary contained in the Loan Documents, from and after the effective date hereof, the Borrower warrants and represents to the Bank that the collateral described in the various Commercial Security Agreements included in the Loan Documents will be subject only to liens, encumbrances, security interests and/or claims held by the Bank, except for such personal property as is owned by, or hereafter acquired by, the Borrower that is subject to a bona fide purchase money security interest.

12. Notwithstanding anything to the contrary contained in the Loan Documents, the Bank will not exercise its right, pursuant to the terms of the various Commercial Security Agreements included in the Loan Documents, to require any of the Borrower's account debtors to make payments under the accounts directly to the Bank unless an event of default has occurred under the terms of the Loan Documents and the Bank's rights and remedies toward the property, including without limitation accounts, of Borrower and any Guarantor shall arise only in the event of a default by the Borrower or a Guarantor under the Loan Documents.

13. Notwithstanding anything to the contrary contained in the Loan Documents, any reference to "the highest post-maturity interest rate" in the various Commercial Security Agreements included in the Loan Documents shall mean the agreed-upon post maturity rate specified in the applicable Note included in the Loan Documents.

14. Notwithstanding anything to the contrary contained in the Loan Documents, whenever any party to the Loan Documents is required or permitted to exercise its judgment or give its consent, or make a determination or request, such judgment, consent, determination or request shall be exercised, given, withheld or made reasonably.

15. Notwithstanding anything to the contrary contained in the Loan Documents, a breach of any covenant, promise or agreement, or a failure to perform any required obligation (by action or inaction) in the Loan Documents, by either the Borrower or any Guarantor, shall constitute an event of default only if such breach or failure is material, in the reasonable judgment of the Bank.

16. Notwithstanding anything to the contrary contained in the Loan Documents, the Borrower and each Guarantor shall be permitted to change its name and/or the address of its

place of business and chief executive offices, provided that prior written notice is given to the Bank.

17. Notwithstanding anything to the contrary contained in the Loan Documents, any reference in the Loan Documents to "attorneys' fees" or "counsel fees" shall hereafter mean reasonable attorneys' fees or reasonable counsel fees, as applicable. Further, neither the Borrower nor any Guarantor shall be liable for any attorneys' fees or other collection expenses unless incurred by the Bank after the occurrence of an event of default under the terms of the Loan Documents.

18. Notwithstanding anything to the contrary contained in the Loan Documents, (i) there shall be no prohibition or limitation upon the public trading of the stock of the Borrower or any Guarantor that is a publicly traded company whose stock is publicly traded on a public stock exchange or over-the-counter market and (ii) neither the Borrower or any Guarantor should be deemed in default solely on the basis of changes in management or financial condition.

19. Notwithstanding anything to the contrary contained in the Loan Documents, the Borrower or any Guarantor may acquire another business or entity with the prior consent of the Bank, which consent may not be unreasonably withheld.

20. Notwithstanding anything to the contrary in the Loan Documents, whenever a future determination is to be made as to the accuracy of representations and warranties, the relevant criteria shall be whether or not such representations and warranties were accurate as of the date they were made.

21. Notwithstanding anything to the contrary contained in the Loan Documents, neither the Borrower nor any Guarantor shall be deemed in default under the Loan Documents solely on the basis that the Bank believes that the prospect of payment of any obligations by the Borrower or any Guarantor under the Loan Documents, or the performance of any agreement of the Borrower or any Guarantor of any of their obligations under the Loan Documents, is impaired, or there is a change in the assets, liabilities, condition (financial, operating or otherwise) or business of the Borrower or any Guarantor as the Bank believes increases its risk of non-collection.

22. Notwithstanding anything to the contrary in the Loan Documents, neither the Borrower or any Guarantor shall be liable for collection costs (including without limitation legal fees) unless in respect of an event of a default under the Loan Documents.

23. In the event of a conflict between the provisions of this Modification Agreement and any provision contained in the Loan Documents, the provisions of this Modification Agreement shall control.

24. This Modification Agreement is effective as of June 15, 2006, and shall be binding on each party's respective assigns and successors in interest.

25. All of the other terms, conditions and provisions of the Loan Documents are hereby ratified, confirmed and reaffirmed, it being the intention of the Borrower and the Bank that the Loan Documents shall remain in full force and effect, except as modified heretofore or hereby.

WITNESS the following signatures and seals:

ATTEST:
[CORP. SEAL]

By: ______________________
Wesley A. Taylor, Secretary

SMITH-MIDLAND CORPORATION, a Virginia corporation

By: ______________________
Rodney I. Smith, President

GREATER ATLANTIC BANK

By: ______________________
Gary L. Hobert, Senior Vice President

JOINDER BY GUARANTORS

THE UNDERSIGNED GUARANTORS JOIN HEREIN FOR THE PURPOSE OF ACKNOWLEDGING AND AGREEING TO THE MODIFICATIONS TO THE LOAN DOCUMENTS, AS SET FORTH IN THE FOREGOING OMNIBUS MODIFICATION OF LOAN DOCUMENTS AGREEMENT TO WHICH THIS JOINDER IS ATTACHED, AND TO RATIFY AND CONFIRM OUR GUARANTEES OF THE LOANS.

ATTEST:
[CORP. SEAL]

By: ______________________
Name: WESLEY A. TAYLOR
Title: SECRETARY

Smith-Midland Corporation, a Delaware corporation

By: ______________________
Name: RODNEY I. SMITH
Title: PRESIDENT

ATTEST:	**Smith-Carolina Corporation,** a North Carolina corporation
[CORP. SEAL]	
By: W. [signature]	By: [signature]
Name: W. Taylor	Name: RODNEY I SMITH
Title: S Sec Treas	Title: PRESIDENT

ATTEST:	**Midland Advertising & Design, Inc.,** a Virginia corporation
[CORP. SEAL]	
By: W. [signature]	By: [signature]
Name: WESLEY A TAYLOR	Name: RODNEY I. SMITH
Title: SECRETARY	Title: PRESIDENT

ATTEST:	**Concrete Safety Systems, Inc.,** a Virginia corporation
[CORP. SEAL]	
By: W. [signature]	By: [signature]
Name: WESLEY A. TAYLOR	Name: RODNEY I. SMITH
Title: SECRETARY	Title: PRESIDENT

ATTEST:	**Easi-Set Industries, Inc.,** a Virginia corporation
[CORP. SEAL]	
By: W. [signature]	By: [signature]
Name: WESLEY A. TAYLOR	Name: RODNEY I SMITH
Title: SECRETARY	Title: VICE PRESIDENT